March 1, 2013

Phillip R. Pollock 415.772.9679 direct ppollock@weintraub.com

Rolaine S. Bancroft, Esq.

Michelle Stasny, Esq.

Special Counsel

Division of Corporation Finance

Office of Structured Finance

Securities and Exchange Commission

Washington, DC 20549

Re:	Sequoia Mortgage Funding Corporation

Sequoia Residential Funding, Inc.

Amendment No. 1 to Registration Statement on Form S-3

Filed February 11, 2013

File Nos. 333-185882 and -01

Dear Ms. Bancroft and Ms. Stasny:

On behalf of Sequoia Mortgage Funding Corporation and Sequoia Residential Funding, Inc. (the “Co-Registrants” or the “Depositors”), we are filing pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission (the “Commission”) via EDGAR Amendment No. 2 to the above-referenced Registration Statement on Form S-3.

Set forth below are our responses to the Staff’s comment letter dated February 26, 2013. For your convenience, each response is preceded by a boldface recitation of the comment letter’s numbered paragraph.

Prospectus Supplement(s)

Cover Page

1.    We note your response to comment 4 in our letter dated January 31, 2013 and your added disclosure that the securities will be purchased on a best efforts basis by the underwriter(s). We also note corresponding disclosure on page S-68 of version 1 that each underwriter has agreed to use its reasonable best efforts to identify investors. We also note that you state you have included bracketed disclosure that would be applicable to a best efforts underwriting. See Asset Backed Securities, SEC Release No. 33-9117 at 23350 for a discussion of how a continuous best efforts offering is inconsistent with the requirements of Item 1111 of Regulation AB. However, we also note your disclosure that the underwriter will be obligated to purchase from the depositor only the agreed upon allocated portion of the offered securities for which such underwriter has entered into contracts of sale with investors, which seems inconsistent with a best efforts continuous offering. Based on the

Rolaine S. Bancroft, Esq.

Michelle Stasny, Esq.

Securities and Exchange Commission

March 1, 2013

entirety of the disclosure in your prospectus, it does not appear that you intend to offer the securities on a continuous best efforts basis. Please revise to delete your reference to best efforts basis and revise your disclosure here and in the Method of Distribution section to indicate how underwriters are committed to purchase the securities under the agreement. Please also supplementally explain when the underwriters would be committed or obligated to purchase securities and, therefore, would be able to disclose this information to investors. We continue to believe the underwriter’s purchase price information could be included in the preliminary prospectus.

Response:    In Section II.B.4 of SEC Release No. 33-9117 (the “Release”) at 23350, the Commission proposed to limit the registration of continuous offerings for ABS offerings to “all or none” offerings and thereby preclude best efforts or “mini-max” offerings. We believe that the type of best efforts underwriting contemplated by the registrants does not raise the policy concerns previously expressed in the Release.

In the type of best efforts offering contemplated, the underwriter will agree to use its reasonable best efforts to identify investors prior to the closing date for any class being offered on a best efforts basis. On the closing date, the issuing entity will sell to the underwriter only the amount of such class for which contracts of sale have been entered into with investors. Any unsold amounts of such class are purchased by the sponsor or its affiliates. The best efforts offering of such class ends on the closing date. No minimum amount of securities is required to be purchased by the underwriters. This type of best efforts offering permits the entire asset pool described in the prospectus supplement to remain in place and the Item 1111 disclosures to be unaffected. We have added bracketed language to each of the prospectus supplements (see pages S-67-68 of the Version 1 Prospectus Supplement and pages S-68-69 of the Version 2 Prospectus Supplement) to clarify how this type of best efforts offering will work.

Under this type of best efforts offering, the underwriter is only committed to purchase from the issuing entity securities which the underwriter has contracted to sell to investors by the closing date. Accordingly, disclosure of the amount purchased by the underwriter in such cases would not be possible until the closing date. As stated above, the full asset pool will continue to back the securities regardless of the amount purchased by the underwriter. The amount purchased by the underwriter will be disclosed under Item 3 of the initial Form 10-D filed by the issuing entity.

The underwriter’s purchase price is not fixed until the underwriting agreement is entered into, regardless of whether a class of securities is being offered on a firm commitment or best efforts basis and regardless of whether a preliminary arrangement of the type described in the form of prospectus supplement is in place. The preliminary prospectus is prepared for use prior to the time the underwriting agreement is entered into and hence does not include the underwriter’s purchase price information.

Rolaine S. Bancroft, Esq.

Michelle Stasny, Esq.

Securities and Exchange Commission

March 1, 2013

Important Notice About Information in this Prospectus Supplement and the Accompanying Prospectus, page S-i

2.    We note your response to comment 5 and reissue. Please delete your reference to forward-looking statements.

Response:    We have deleted the reference to forward-looking statements from page S-i of each of the versions of prospectus supplement.

Base Prospectus

The Loans, page 21

3.    We note your response to comment 10 and revision on page 21 of the base prospectus. Your response indicates that exceptions made to an originator’s underwriting guidelines will be regarded as subprime, while your disclosure states that “loans may be underwritten to standards that may be regarded as ‘subprime’.” Please revise your disclosure to clarify what you mean by “subprime” by clarifying whether you mean exception loans and/or separately describing subprime underwriting standards.

Response:    We have revised the language under “THE ISSUING ENTITIES AND THE ISSUING ENTITY ASSETS–The Loans” to clarify that the only loans of an issuing entity that may be regarded as subprime would be “exception loans.” Please see page 21 of the Base Prospectus. All exception loans will be described in the exception table included in Annex A to the prospectus supplement.

If you have any questions or would like further information, please do not hesitate to contact me at (415) 772-9679 or my colleague Stacy K. Stecher at (415) 772-9642.

Very truly yours,

weintraub tobin chediak coleman grodin

LAW CORPORATION

/s/ Phillip R. Pollock

Phillip R. Pollock

PRP/sks

cc:	Mr. John Isbrandtsen, Sequoia Residential Funding, Inc.

Mr. Andrew Stone, Sequoia Residential Funding, Inc.